GREENWICH STREET SERIES FUND (the "Trust") on behalf of the
Emerging Growth Portfolio (the "Portfolio")

Supplement dated June 16, 2000
to Prospectus dated April 28, 2000

On June 16, 2000, the shareholders of the Portfolio approved an Investment Advisory Agreement ("Agreement"), with SSB Citi Fund Management LLC ("SSB Citi"). The Agreement will be in effect for an initial two-year period ending on June 16, 2002, and may continue thereafter from year to year only if specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and in either event, the vote of a majority of the non-interested Trustees.

As investment adviser, SSB Citi will manage the Portfolio's portfolio in accordance with the Portfolio's investment objective and policies, subject to the supervision and direction of the Board of Trustees.

The above information supplements and to the extent inconsistent therewith replaces the information set forth in the Trust's Prospectus and Statement of Additional Information.




FD